Exhibit 99.1

                             Kerr-McGee Corporation
                   Projected Daily Average Production Volumes
As of May 2004
                                2004 Production Forecast
                        ---------------------------------------------------------------------------------------------------------
                             1-Qtr                   2-Qtr                 3-Qtr                 4-Qtr                 Year
                        -----------------     -----------------     -----------------     -----------------     -----------------
Crude Oil                    Actual               Projected             Projected             Projected             Projected
(BOPD)
  Onshore                18,800 -  18,800      17,500 -  18,500      34,000 -  36,000      34,000 -  36,000      26,100 -  27,400
  Offshore               57,500 -  57,500      52,000 -  55,000      52,000 -  56,000      53,000 -  58,000      53,600 -  56,600
                        -------    ------     -------   -------     -------   -------     -------   -------     -------   -------
    U.S.                 76,300 -  76,300      69,500 -  73,500      86,000 -  92,000      87,000 -  94,000      79,700 -  84,000
                        -------    ------     -------   -------     -------   -------     -------   -------     -------   -------

  North Sea              66,900 -  66,900      61,000 -  63,000      54,000 -  60,000      58,000 -  64,000      60,000 -  63,500
                        -------    ------     -------   -------     -------   -------     -------   -------     -------   -------

  Other International         0 -       0           0 -       0       2,000 -   3,000      16,000 -  18,000       4,500 -   5,300
                        -------   -------     -------   -------     -------   -------     -------   -------     -------   -------

  Total                 143,200 - 143,200     130,500 - 136,500     142,000 - 155,000     161,000 - 176,000     144,200 - 152,800
                        =======   =======     =======   =======     =======   =======     =======   =======     =======   =======


Natural Gas
(MMCF/D)                       1-Qtr                 2-Qtr                 3-Qtr                 4-Qtr                 Year
                        -----------------     -----------------     -----------------     -----------------     -----------------
  Onshore                   322 -     322         320 -     335         645 -     675         645 -     670         484 -     501
  Offshore                  328 -     328         315 -     340         450 -     490         500 -     550         399 -     428
                        -------   -------     -------   -------     -------   -------     -------   -------     -------   -------
    U.S.                    650 -     650         635 -     675       1,095 -   1,165       1,145 -   1,220         883 -     929
                        -------   -------     -------   -------     -------   -------     -------   -------     -------   -------

  North Sea                 113 -     113         100 -     110          60 -      70          75 -      85          87 -      94
                        -------   -------     -------   -------     -------   -------     -------   -------     -------   -------

  Other International         0 -       0           0 -       0           0 -       0           0 -       0           0 -       0
                        -------   -------     -------   -------     -------   -------     -------   -------     -------   -------

  Total                     763 -     763         735 -     785       1,155 -   1,235       1,220 -   1,305         970 -   1,023
                        =======   =======     =======   =======     =======   =======     =======   =======     =======   =======


BOE/D                   270,300 - 270,300     253,000 - 267,300     334,500 - 360,800     364,300 - 393,500     305,900 - 323,300
                        =======   =======     =======   =======     =======   =======     =======   =======     =======   =======

* Assumes addition of Westport volumes effective July 1, 2004

--------------------------------------------------------------------------------
        ** Cautionary Statement Concerning Forward-Looking Statements **

The information contained in this table regarding Kerr-McGee's projected production volume forecasts are only estimated projections that may or may not occur in the future, and constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Future results and developments set forth in this statement may be affected by numerous uncertainties, factors and risks, such as but not limited to the accuracy of the assumptions that underlie the statement, the success of the oil and gas exploration and production program, drilling risks, market value of oil and gas, uncertainties in interpreting engineering data, changes in laws and regulations, the ability to respond to challenges in international markets, political or economic conditions in areas where Kerr-McGee operates, trade and regulatory matters, and other factors and risks identified in the Risk Factors section of Kerr-McGee's Annual Report on Form 10-K and other SEC filings. Actual results and developments may differ materially from those expressed or implied in this statement. Therefore, the information contained in this statement may not be accurate. Kerr-McGee does not undertake to update, revise or correct any of the forward-looking information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Important legal information contained on page two.
--------------------------------------------------------------------------------

                          IMPORTANT LEGAL INFORMATION

THIS TABLE IS NOT AN OFFER TO SELL THE SECURITIES OF KERR-MCGEE CORPORATION AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION BECAUSE IT CONTAINS IMPORTANT INFORMATION.

     Kerr-McGee Corporation has filed a Registration Statement on Form S-4/A with the U.S. Securities and Exchange Commission (SEC) containing a definitive joint proxy statement/prospectus regarding the proposed transaction between Kerr-McGee Corporation and Westport Resources Corporation. Investors and security holders may obtain a free copy of the definitive joint proxy statement/prospectus and other documents filed or furnished by Kerr-McGee Corporation or Westport Resources Corporation with the SEC at the SEC's website, www.sec.gov. Copies of the definitive joint proxy statement/prospectus and other documents filed or furnished by Kerr-McGee Corporation or Westport Resources Corporation may also be obtained for free by directing a request to Kerr-McGee Corporation, Attn: Corporate Secretary, P.O. Box 25861, Oklahoma City, Oklahoma 73125 or to Westport Resources Corporation, Attn: Investor Relations, 1670 Broadway, Suite 2800, Denver, Colorado 80202.

     Kerr-McGee, Westport Resources and their respective directors and officers may be deemed to be participants in the solicitation of proxies with respect to the proposed transaction involving Kerr-McGee and Westport Resources. Information regarding Kerr-McGee's and Westport Resources' directors and officers and a description of their direct and indirect interests, by security holdings or otherwise, is available in the definitive joint proxy statement/prospectus contained in the above referenced Registration Statement on Form S-4/A filed with the SEC on May 18, 2004.